Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-88405 on Form N-1A of Mercury Index Funds, Inc. of our reports dated as indicated below, on each of the Funds and on each of their respective Series, appearing in each Fund’s December 31, 2000 Annual Report.

Data of our Report	Name
February 22, 2001	Mercury S&P 500 Index Fund
February 15, 2001	Master S&P 500 Index Series

February 22, 2001	Mercury Small Cap Index Fund
February 1, 2001	Master Small Cap Index Series

February 20, 2001	Mercury Aggregate Bond Index Fund
February 1, 2001	Master Aggregate Bond Index Series

February 22, 2001	Mercury International Index Fund
January 30, 2001	Master International (Capitalization Weighted) Index Series

We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey April 26, 2001